UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2012

ART’S-WAY MANUFACTURING CO., INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-05131	42-0920725
(Commission File Number)	(IRS Employer
Identification No.)
5556 Highway 9 Armstrong, Iowa 50514
(Address of principal executive offices) (Zip Code)

(712) 864-3131
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01         Regulation FD Disclosure.

On December 6, 2012, the Company’s Chairman and Vice-Chairman will present to certain investors, which presentation will include slides covering the Company’s historical performance and growth opportunities. The slides are attached to this Current Report on Form 8-K as Exhibit 99.1.

The information contained in this Item 7.01, including Exhibits 99.1 attached hereto and incorporated herein, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01          Financial Statements and Exhibits.

(a)          Financial statements:  None

(b)          Pro forma financial information:  None

(c)           Shell Company Transactions:  None

(d)           Exhibits:
99.1	Slide Presentation used in connection with investor presentation on December 6, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 6, 2012

ART’S-WAY MANUFACTURING CO., INC.

/s/ Carrie L. Majeski
Carrie L. Majeski
President, Chief Executive Officer and
Principal Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

ART’S-WAY MANUFACTURING CO., INC.
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
December 6, 2012	000-05131

Exhibit No.                            ITEM

99.1	Slide Presentation used in connection with investor presentation on December 6, 2012